Exhibit 99.1

GENIUS BRANDS FILES FORM 10-K ANNUAL REPORT

Provides Business Update CEO Letter

BEVERLY HILLS, Calif.- April 13, 2023: Genius Brands International, Inc. (“Genius Brands”) (NASDAQ: GNUS), a global brand management company that creates and licenses multimedia entertainment content for children, today announced that the Company had filed its Annual Report on Form 10-K with the US Securities and Exchange Commission. In addition, the Company’s Chairman and CEO, Andy Heyward provided a business update for the year ended December 31, 2022, in the form of a CEO letter, which can be accessed HERE.

About Genius Brands International

Genius Brands International, Inc. (Nasdaq: GNUS) is a leading global kids media company developing, producing, marketing and licensing branded children’s entertainment properties and consumer products for media and retail distribution. The Company’s IP portfolio of family-friendly content features the Stan Lee brand, Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger, on Kartoon Channel!; Shaq’s Garage, starring Shaquille O’Neal, coming to Kartoon Channel!; Rainbow Rangers on Kartoon Channel! and Netflix; Llama Llama, starring Jennifer Garner, on Netflix and more. This past year, Genius Brands also acquired Canada’s WOW! Unlimited Media (TSX-V: WOW), which includes 2,500 channels under the Channel Frederator Network, and has also made a strategic investment in Germany’s Your Family Entertainment AG (FRA:RTV), one of Europe’s largest distributors and broadcasters of high-quality programs for children and families.

Genius Networks consists of Kartoon Channel!, Frederator Network and Ameba. Kartoon Channel! is a globally distributed entertainment platform with penetration in a vast majority of the U.S. television market and international expansion with launches in key markets around the world.

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Kartoon Channel! is available across multiple platforms, including iOS, Android Mobile, Web, Amazon Prime Video, Apple TV, Amazon Fire, Roku and The Roku Channel, Pluto, Comcast, Cox, Dish, Sling TV, Android TV, Tubi, Xumo, Samsung and LG Smart TVs. Frederator Network owns and operates the largest global animation network on YouTube, with channels that boast over 2000 exclusive creators and influencers, garnering on average over a billion views every month. Ameba is a children's video streaming service that is full of active, engaging and intelligent programming.

For additional information, please visit www.gnusbrands.com.

Forward Looking Statements: Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; the potential issuance of a significant number of shares, which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT :

pr@gnusbrands.com

INVESTOR RELATIONS CONTACT:

ir@gnusbrands.com

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